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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 13, 2003
                        (Date of earliest event reported)

                               GLOBIX CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

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
               1-14168                                         13-3781263
       (Commission File Number)                   (IRS Employer Identification No.)
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                   139 CENTRE STREET, NEW YORK, NEW YORK 10013
                    (Address of principal executive offices)

                                 (212) 334-8500
              (Registrant's telephone number, including area code)
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Form 8-K, Current Report
Globix Corporation
Commission File No. 1-14168

Item 5.  Other Events.

         On May 13, 2003 the Registrant announced the appointment of Robert Dennerlein to serve as Chief Financial Officer, effective May 12, 2003. A copy of the Registrant's news release announcing this appointment, dated May 13, 2003, is also attached as Exhibit 99-1 hereto.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1     Registrant's news release dated May 13, 2003





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 14, 2003                      Globix Corporation
                                           Registrant

                                           By:  /s/ Robert Dennerlein
                                                --------------------------------
                                                Name:   Robert Dennerlein
                                                Title:  Chief Financial Officer